SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 22, 2002

LENDINGTREE, INC.
(Exact name of registrant as specified in charter)

Delaware	000-29215	25-1795344

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	file number)	Identification Number)

11115 Rushmore Drive, Charlotte, North Carolina	28277

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (704) 541-5351

Item 7. Financial Statements and Exhibits

(a)	Financial statements of business acquired – Not Applicable
(b)	Pro forma financial information – Not Applicable
(c)	Exhibits
	99.1	Press Release issued on November 21, 2002.

Item 9. Regulation FD Disclosure

Attached hereto as Exhibit 99.1 is a press release issued November 21, 2002 announcing that LendingTree will be hosting its second annual investor and analyst day on Friday November 22, 2002 and is revising its financial guidance for the fourth quarter of 2002. Further information is available at the “Investor Relations” section of LendingTree’s Web site at www.lendingtree.com.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

Date: November 22, 2002	By:	/s/ Douglas R. Lebda

Name: Douglas R. Lebda
Title: Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
November 22, 2002	000-29215

LENDINGTREE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on November 21, 2002.